UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 27, 2012
UNITED AMERICAN HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	001-11638	38-2526913

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 East Wacker Drive, Suite 1200 Chicago, Illinois	60601

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (313) 393-4571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act.
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On January 27, 2012, the Audit Committee of the Board of Directors of registrant United American Healthcare Corporation (the “Company”) approved the dismissal of UHY LLP (“UHY”) as our independent auditor, effective immediately.

UHY’s reports on our financial statements for the fiscal years ended June 30, 2010 and 2011, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that UHY’s report on our financial statements for the fiscal year ended June 30, 2011, was qualified as to uncertainty with respect to the Company’s ability to continue as a going concern, as follows: “The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the consolidated financial statements, the Company incurred a net loss from continuing operations of $7,522,000 for the year ended June 30, 2011, and, as of that date, had a net working capital deficiency of $6,351,000.  As discussed in Note 2 to the consolidated financial statements, these factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans as to these matters are also discussed in Note 2.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the fiscal years ended June 30, 2010 and 2011, and through UHY’s dismissal on January 27, 2012, there was: (i) no disagreement with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreement in connection with its report, and (ii) no reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

On January 31, 2012, we provided UHY with a copy of this disclosure and requested UHY to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  A copy of UHY’s letter, dated February 2, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss UHY as our independent auditor, the Company appointed Bravos & Associates (“Bravos”) as our independent auditor.

During the fiscal years ended June 30, 2011 and 2010, and through the date hereof, neither the Company nor anyone acting on its behalf consulted Bravos with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Bravos concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event as described in Item 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from UHY LLP dated February 2. 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2012	UNITED AMERICAN HEALTHCARE CORPORATION
	By:	/s/ John M. Fife
		Name:	John M. Fife
		Title:	President and Chief Executive Officer

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